PUTNAM GROWTH OPPORTUNITIES FUND
ONE POST OFFICE SQUARE, BOSTON, MA 02109
CLASS Y     SHARES
INVESTMENT STRATEGY: GROWTH
   PROSPECTUS - NOVEMBER 30, 1998, AS REVISED JUNE 30, 1999

This prospectus explains concisely what you should know before
investing in    class Y shares of     Putnam Growth Opportunities
Fund (the "fund"), a series of Putnam Investment    Funds
(the "Trust")    which are offered without a sales charge through
eligible employer-sponsored retirement plans    .  Please read it
carefully and keep it for future reference.  You can find more
detailed information    about the fund     in the November 30,
1998 statement of additional information (the "SAI"), as amended
from time to time.  For a free copy of the SAI or    for
other information, call Putnam Investor Services at 1-800-   752-
9894    .  The SAI has been filed with the Securities and
Exchange Commission (the "Commission") and is incorporated into this prospectus by reference. The Commission maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated by reference into this prospectus and the SAI, and other information regarding registrants that file electronically with the Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            PUTNAM INVESTMENTS

                         PUTNAM DEFINED CONTRIBUTION PLANS

ABOUT THE FUND

Expenses summary   ........................................2
Objective   ...............................................3
How the fund pursues its objective   ......................3
How performance is shown   ................................9
How the fund is managed       .   .........................9
Organization and history       .   ........................10

ABOUT YOUR INVESTMENT



How to buy shares   .......................................12
How to sell shares   ......................................13
How to exchange shares   ..................................13
How the fund values its shares       .   ..................14
How the fund makes distributions to shareholders;
       tax        information       .   ...................14

ABOUT PUTNAM INVESTMENTS, INC.   ..........................15

ABOUT THE FUND

EXPENSES SUMMARY

Expenses are one of several factors to consider when investing.
The following table summarizes         expenses    attributable
to class Y shares     based on the    fund's     most recent
fiscal year.  The    example shows     the cumulative expenses
attributable to a hypothetical $1,000 investment    in class Y
shares     over specified periods.



ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

Management    fees                 0.70%
Other    expenses                  0.34%
Total fund     operating         expenses       1.04%

The table is provided to help you understand the expenses of
investing    in the fund     and your share of fund operating
expenses.    The expenses shown in the table do not reflect the
application of credits that reduce fund expenses. "Other expenses" are based on the operating expenses for the fund's
class A shares, and     reflect the termination of an expense
limitation formerly in effect.

   EXAMPLE

Your investment of $1,000 would incur the following expenses,
assuming 5% annual return and        redemption at the end of
each period:

            1          3         5        10
           YEAR      YEARS     YEARS    YEARS

             $11      $33      $57       $127

The example does     not represent past or future expense
levels   , and actual     expenses may be greater or less than
those shown.  Federal regulations require the    example     to
assume a 5% annual return, but actual annual return varies.
   The example     does not reflect    any charges or expenses
related to your employer's plan.

OBJECTIVE

Putnam Growth Opportunities Fund seeks capital appreciation. The fund is not intended to be a complete investment program, and there is no assurance that it will achieve its objective.

HOW THE FUND PURSUES ITS OBJECTIVE

BASIC INVESTMENT STRATEGY

THE FUND WILL INVEST PRIMARILY IN COMMON STOCKS OF U.S. COMPANIES THAT PUTNAM INVESTMENT MANAGEMENT, INC., THE FUND'S INVESTMENT MANAGER ("PUTNAM MANAGEMENT"), BELIEVES WILL BENEFIT FROM MAJOR, LONG-TERM TRENDS IN THE ECONOMY, BUSINESS CONDITIONS, CONSUMER BEHAVIOR OR PUBLIC PERCEPTIONS OF THE ENVIRONMENT. Putnam Management attempts to identify these trends in their early stages, and then attempts to identify the economic sectors that may benefit from them. In selecting securities from these sectors, Putnam Management will consider a variety of factors, including an issuer's financial strength, competitive position and projected future earnings. In addition, the fund may also invest a portion of its assets in securities of companies that, although not in any of the sectors that Putnam Management believes may benefit from such trends, are expected by Putnam Management to experience above-average growth.

Common stocks are normally the fund's main investments. However, the fund may purchase preferred stocks, debt securities and convertible securities (both bonds and preferred stocks) if Putnam Management believes they would help achieve the fund's objective of capital appreciation. The fund may also hold a portion of its assets in cash or high-quality money market instruments.

The fund is unlike most equity mutual funds in that its investments will be comprised of a relatively small number of issuers. Because Putnam Management evaluates securities for the fund based on their potential for capital appreciation, the fund's investments may not appreciate or yield significant income over the shorter term, and as a result the fund's total return over certain periods may be less than that of other equity mutual funds. In addition, although the fund will not invest more than 25% of its assets in any one industry, the fund's emphasis on a relatively limited number of sectors of the economy at any given time may make the value of fund shares more susceptible to any single economic, political or regulatory development than the value of shares of a more widely diversified mutual fund. As a result, the value of fund shares may fluctuate more than the value of shares of other equity mutual funds. Achievement of the fund's goals will be dependent not only on Putnam Management's ability to select individual investments, but also on Putnam Management's ability to accurately identify the long-term trends described above and the economic sectors that will benefit from those trends.

Putnam Management expects that under normal market conditions the fund will invest primarily in securities of issuers with equity market capitalizations above $1 billion. However, the fund may also invest in small- to medium-sized companies that have equity market capitalizations below this level. These companies will generally have a proprietary product or profitable market niche and the potential to grow very rapidly. Such companies may present greater opportunities for capital appreciation, but may also involve greater risk. They may have limited product lines, markets or financial resources, or may depend on a limited management group. Their securities may trade less frequently and in limited volume, and only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies.

DEFENSIVE STRATEGIES

At times Putnam Management may judge that conditions in the securities markets make pursuing the fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, Putnam Management may temporarily use alternative strategies that are primarily designed to reduce fluctuations in the value of fund assets.

In implementing these defensive strategies, the fund may invest without limit in cash or money market instruments, preferred stocks, debt securities issued by the U.S. government or any foreign government or their agencies or instrumentalities, or in any other securities that Putnam Management considers consistent with such defensive strategies.

It is impossible to predict when, or for how long these alternative strategies would be used.

FOREIGN INVESTMENTS

The fund may invest without limit in securities of foreign issuers traded in U.S. public markets. While the fund may also invest in securities of foreign issuers that are not traded in U.S. public markets, it does not expect that such securities will normally represent more than 20% of its average net assets, although such investments may occasionally exceed this amount. These foreign investments involve certain special risks described below.

Foreign securities are normally denominated and traded in foreign currencies. As a result, the value of the fund's foreign investments and the value of its shares may be affected favorably or unfavorably by changes in currency exchange rates relative to the U.S. dollar. The fund may engage in a variety of foreign currency exchange transactions in connection with its foreign investments, including transactions involving futures contracts, forward contracts and options.

Investments in foreign securities may subject the fund to other risks as well. For example, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers.
Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the fund's assets held abroad) and expenses not present in the settlement of investments in U.S. markets.

In addition, the fund's investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of the fund's investments in certain foreign countries. Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply.

Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit the fund's ability to invest in securities of certain issuers organized under the laws of those foreign countries.

The risks described above are typically increased in connection with investments in less developed and developing nations, which are sometimes referred to as "emerging markets." For example, political and economic structures in these countries may be in their infancy and developing rapidly, causing instability. High rates of inflation or currency devaluations may adversely affect the economies and securities markets of such countries. Investments in emerging markets may be considered speculative. Certain of the foregoing risks may also apply to some extent to securities of U.S. issuers that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. issuers having significant foreign operations.

The fund may engage in a variety of foreign currency exchange transactions in connection with its foreign investments, including transactions involving futures contracts, forward contracts and options. For further discussion on the risks associated with purchasing and selling futures contracts and options, see "Futures and options." The SAI also contains information concerning these transactions. The decision as to whether and to what extent the fund will engage in foreign currency exchange transactions will depend on a number of factors, including prevailing market conditions, the composition of the fund's portfolio and the availability of suitable transactions. Accordingly, there can be no assurance that the fund will engage in foreign currency exchange transactions at any given time or from time to time.

FOR MORE INFORMATION ABOUT FOREIGN SECURITIES AND THE RISKS
ASSOCIATED WITH INVESTMENT IN SUCH SECURITIES, SEE THE SAI.

INVESTMENTS IN FIXED-INCOME SECURITIES

ALTHOUGH THE FUND WILL INVEST PRIMARILY IN COMMON STOCKS, IT MAY ALSO INVEST IN BOTH HIGHER-RATED AND LOWER-RATED FIXED-INCOME SECURITIES, AND IS NOT SUBJECT TO ANY RESTRICTIONS BASED ON CREDIT RATINGS. The values of fixed-income securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates will generally result in an increase in the value of the fund's fixed-income investments. Conversely, during periods of rising interest rates, the value of the fund's fixed-income investments will generally decline. The values of lower-rated fixed-income securities, commonly known as "junk bonds," generally fluctuate more than those of higher-rated fixed-income securities. Securities in the lower rating categories may, depending on the rating, have large uncertainties or major exposure to adverse conditions, and may include securities in default. The rating services' descriptions of securities in the various rating categories, including the speculative characteristics of securities in the lower rating categories, are set forth in the SAI.

The ratings of securities in the lower rating categories reflect a greater possibility that adverse changes in the financial condition of their issuers, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of their issuers to make payments of interest and principal. In addition, under such circumstances the values of such securities may be more volatile, and the markets for such securities may be less liquid, than those for higher-rated securities, and the fund may as a result find it more difficult to determine the fair value of such securities. When the fund invests in securities in the lower rating categories, the achievement of its goals is more dependent on Putnam Management's ability than would be the case if it were investing in securities in the higher rating categories.

FOR ADDITIONAL INFORMATION CONCERNING THE RISKS ASSOCIATED WITH
INVESTING IN SECURITIES IN THE LOWER RATING CATEGORIES, SEE THE
SAI.

PORTFOLIO TURNOVER

The length of time the fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the fund is known as "portfolio turnover." As a result of the fund's investment policies, under certain market conditions its portfolio turnover rate may be higher than that of other mutual funds.

Portfolio turnover generally involves some expense, including brokerage commissions or dealer markups and other transaction costs in connection with the sale of securities and reinvestment
in other securities.          Portfolio turnover rates    for
fiscal 1998 and 1997 were 70.90% and 145.10%, respectively.

FUTURES AND OPTIONS

THE FUND MAY BUY AND SELL STOCK INDEX FUTURES CONTRACTS. An "index future" is a contract to buy or sell units of a particular stock index at an agreed price on a specified future date. Depending on the change in value of the index between the time the fund enters into and terminates an index future transaction, the fund realizes a gain or loss. In addition to or as an alternative to purchasing or selling index futures, the fund may buy and sell call and put options on index futures or stock indexes. The fund may engage in index futures and options transactions for hedging purposes and for nonhedging purposes, such as to adjust its exposure to relevant markets or as a substitute for direct investment.

THE USE OF INDEX FUTURES AND RELATED OPTIONS INVOLVES CERTAIN
SPECIAL RISKS.  FUTURES AND OPTIONS TRANSACTIONS INVOLVE COSTS
AND MAY RESULT IN LOSSES.

Certain risks arise from the possibility of imperfect correlations among movements in the prices of financial futures and options purchased or sold by the fund, of the underlying stock index or securities and, in the case of hedging transactions, of the securities that are the subject of the hedge. The successful use of the strategies described above further depends on Putnam Management's ability to forecast market movements correctly.

Other risks arise from the potential inability to close out index futures or options positions. There can be no assurance that a liquid secondary market will exist for any index future or option at any particular time. The fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the fund. Certain regulatory requirements may limit the use of index futures and options transactions.

FOR A MORE DETAILED EXPLANATION OF INDEX FUTURES AND OPTIONS
TRANSACTIONS, INCLUDING THE RISKS ASSOCIATED WITH THEM, SEE THE
SAI.

OTHER INVESTMENT PRACTICES

THE FUND MAY ALSO ENGAGE IN THE FOLLOWING INVESTMENT PRACTICES,
EACH OF WHICH INVOLVES CERTAIN SPECIAL RISKS.  THE SAI CONTAINS
MORE DETAILED INFORMATION ABOUT THESE PRACTICES, INCLUDING
LIMITATIONS DESIGNED TO REDUCE THESE RISKS.

OPTIONS. The fund may seek to increase its current return by writing covered call and put options on securities it owns or in which it may invest. The fund receives a premium from writing a call or put option, which increases the return if the option expires unexercised or is closed out at a net profit.

When the fund writes a call option, it gives up the opportunity to profit from any increase in the price of a security above the exercise price of the option; when it writes a put option, it takes the risk that it will be required to purchase a security from the option holder at a price above the current market price of the security. The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

The fund may also buy and sell put and call options, including combinations of put and call options on the same underlying security. The use of these strategies may be limited by applicable law.

SECURITIES LOANS, REPURCHASE AGREEMENTS AND FORWARD COMMITMENTS. The fund may lend portfolio securities amounting to not more than 25% of its assets to broker-dealers and may enter into repurchase agreements on up to 25% of its assets. These transactions must be fully collateralized at all times. The fund may also purchase securities for future delivery, which may increase its overall investment exposure and involves a risk of loss if the value of the securities declines prior to the settlement date. These transactions involve some risk if the other party should default on its obligation and the fund is delayed or prevented from recovering the collateral or completing the transaction.

DIVERSIFICATION

The fund is a "diversified" investment company under the Investment Company Act of 1940. This means that, with respect to 75% of its total assets, the fund may not invest more than 5% of its total assets in the securities of any one issuer (except U.S. government securities). The remaining 25% of its total assets is not subject to this restriction. To the extent the fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of such issuer's securities declines.

DERIVATIVES

Certain of the instruments in which the fund may invest, such as futures contracts, options and forward contracts, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an
underlying asset, such as a security or an index.         Further
information about these instruments and the risks involved in their use is included elsewhere in this prospectus and in the SAI.

LIMITING INVESTMENT RISK

SPECIFIC INVESTMENT RESTRICTIONS HELP TO LIMIT INVESTMENT RISKS FOR THE FUND'S SHAREHOLDERS. These restrictions prohibit the fund, with respect to 75% of its total assets, from acquiring more than 10% of the voting securities of any one issuer.* They also prohibit the fund from investing more than:

(a) (with respect to 75% of its total assets) 5% of its total assets in securities of any one issuer (other than the U.S.
government, its agencies or instrumentalities);*

(b) 25% of its total assets in any one industry (securities of the U.S. government, its agencies or instrumentalities are not considered to represent any industry);* or

(c) 15% of its net assets in any combination of securities that are not readily marketable, securities restricted as to resale (excluding securities determined by the Trustees (or the person designated by the Trustees to make such determinations) to be readily marketable), and repurchase agreements maturing in more than seven days.

Restrictions marked with an asterisk (*) above are summaries of fundamental investment policies. See the SAI for the full text of these policies and the fund's other fundamental investment policies. Except as otherwise noted in the SAI, all percentage limitations described in this prospectus and the SAI will apply at the time an investment is made, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for investment policies designated as fundamental in this prospectus or the SAI, the investment policies described in this prospectus and in the SAI are not fundamental policies. The Trustees may change any non-fundamental investment policy without shareholder approval. As a matter of policy, the Trustees would not materially change the fund's investment objective without shareholder approval.

HOW PERFORMANCE IS SHOWN

FUND ADVERTISEMENTS MAY, FROM TIME TO TIME, INCLUDE PERFORMANCE INFORMATION. "Total return" for the one-, five- and ten-year
periods (or for the life of    the     class    Y shares    ,
if shorter) through the most recent calendar quarter represents the average annual compounded rate of return on an investment
of $1,000 in the fund        .  Total return may also be
presented for other periods or based on investment at reduced sales charge levels.

ALL DATA ARE BASED ON PAST INVESTMENT RESULTS AND DO NOT
PREDICT FUTURE PERFORMANCE.

Investment performance, which will vary, is based on many factors, including market conditions, portfolio composition, fund operating expenses and the class of shares the investor purchases. Investment performance also often reflects the risks associated with the fund's investment objective and policies. These factors should be considered when comparing the fund's investment results with those of other mutual funds and other investment vehicles.

Quotations of investment performance for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. Fund performance may be compared to that of various indexes. See the SAI.

HOW THE FUND IS MANAGED

THE TRUSTEES ARE RESPONSIBLE FOR GENERALLY OVERSEEING THE CONDUCT OF FUND BUSINESS. Subject to such policies as the Trustees may determine, Putnam Management furnishes a continuing investment program for the fund and makes investment decisions on its behalf. Subject to the control of the Trustees, Putnam Management also manages the fund's other affairs and business.

The fund pays Putnam Management a quarterly fee for these services based on average net assets. See "Expenses summary" and the SAI.

The following officers of Putnam Management have had primary responsibility for the day-to-day management of the fund's portfolio since the years stated below:


                                 BUSINESS EXPERIENCE
                       YEAR             (AT LEAST 5
                                 YEARS)



        C. Beth Cotner    1998   Employed as an


        Managing          [/R]   investment
Director[/R]                     professional by Putnam
                                 Management since 1995.
                                 Prior to
                                 September, 1995, Ms.
                                 Cotner was Executive
                                 Vice President of Kemper
                                 Financial Services.

Jeffrey R. Lindsey     1996         Employed as an


                                 investment[/R]
Senior Vice President            professional by Putnam
                                 Management since 1994.


David J. Santos

   1999

   Employed as an
Senior     Vice          [/R]    investment professional
President                        by Putnam[/R] Management
                                    since 1986.

The fund pays its share of all expenses not assumed by Putnam Management, including Trustees' fees, auditing, legal, custodial, investor servicing and shareholder reporting expenses, and payments under its distribution plans. The fund is a series of Putnam Investment Funds (the "Trust"). Expenses of the Trust directly charged or attributable to the fund will be paid from the assets of the fund. General expenses of the Trust will be allocated among and charged to the assets of the fund and any other series of the Trust on a basis that the Trustees deem fair and equitable, which may be based on the nature of the services performed and relative applicability to, or the relative assets of, the fund and such series. The fund also reimburses Putnam Management for the compensation and related expenses of certain fund officers and their staff who provide administrative services. The total reimbursement is determined annually by the Trustees.

Putnam Management places all orders for purchases and sales of fund securities. In selecting broker-dealers, Putnam Management may consider research and brokerage services furnished to it and its affiliates. Subject to seeking the most favorable price and execution available, Putnam Management may consider sales of fund shares (and, if permitted by law, shares of the other Putnam funds) as a factor in the selection of broker-dealers.

ORGANIZATION AND HISTORY

Putnam Growth Opportunities Fund is a series of Putnam Investment Funds, a Massachusetts business trust organized on October
31, 1994. A copy of the Trust's Agreement and Declaration of Trust, which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Prior to January 6, 1995, the Trust was known as Putnam Equity Funds.

The Trust is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Trustees may, without shareholder approval, create two or more series of shares representing separate investment portfolios. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine. Only
   the fund's     class    Y     shares    are     offered by
        this prospectus.  The fund         also    offers
other classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes will vary. For more information, including your eligibility to purchase any other class of shares, contact your investment dealer or Putnam Mutual Funds (at 1-800-225-1581).

Each share has one vote, with fractional shares voting proportionally. Shares of all classes will vote together as a single class, except when otherwise required by law or as determined by the Trustees. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, if the fund were liquidated, would receive the net assets of the fund. The fund may suspend the sale of shares at any time and may refuse any order to purchase shares. Although the Trust is not required to hold annual meetings of its shareholders, shareholders holding at least 10% of the outstanding shares entitled to vote have the right to call a meeting to elect or remove Trustees, or to take other actions as provided in the Agreement and Declaration of Trust.

If you own fewer shares than the minimum set by the Trustees (presently 20 shares), the fund may choose to redeem your shares. You will receive at least 30 days' written notice before the fund redeems your shares, and you may purchase additional shares at any time to avoid a redemption. The fund may also redeem shares if you own shares above a maximum amount set by the Trustees. There is presently no maximum, but the Trustees may, at any time, establish one which could apply to both present and future shareholders.

THE TRUST'S TRUSTEES: GEORGE PUTNAM,* CHAIRMAN. President of the Putnam funds. Chairman and Director of Putnam Management and Putnam Mutual Funds Corp. ("Putnam Mutual Funds"). Director, Marsh & McLennan Companies, Inc.; JOHN A. HILL, VICE CHAIRMAN. Chairman and Managing Director, First Reserve Corporation; WILLIAM F. POUNDS, VICE CHAIRMAN. Professor Emeritus of Management, Alfred P. Sloan School of Management, Massachusetts Institute of Technology; JAMESON ADKINS BAXTER, President, Baxter Associates, Inc.; HANS H. ESTIN, Vice Chairman, North American Management Corp.; RONALD J. JACKSON, Former Chairman, President and Chief Executive Officer of Fisher-Price, Inc., Trustee of Salem Hospital and the Peabody Essex Museum; PAUL L. JOSKOW, Professor of Economics and Management, Massachusetts Institute of Technology. Director, New England Electric System, State Farm Indemnity Company and Whitehead Institute for Biomedical Research; ELIZABETH T. KENNAN, President Emeritus and Professor, Mount Holyoke College; LAWRENCE J. LASSER,* Vice President of the Putnam funds. President, Chief Executive Officer and Director of Putnam Investments, Inc. and Putnam Management. Director, Marsh & McLennan Companies, Inc.; JOHN H. MULLIN, III, Chairman and CEO of Ridgeway Farm, Director of ACX Technologies, Inc., Alex. Brown Realty, Inc. and The Liberty Corporation; ROBERT E. PATTERSON, President and Trustee of Cabot Industrial Trust and
Trustee of the SEA Education Association;         GEORGE
PUTNAM, III,* President, New Generation Research, Inc.; A.J.C. SMITH,* Chairman and Chief Executive Officer, Marsh & McLennan Companies, Inc.; W. THOMAS STEPHENS, President and Chief Executive Officer of MacMillan Bloedel Ltd., Director of Qwest Communications and New Century Energies; and W. NICHOLAS THORNDIKE, Director of various corporations and charitable organizations, including Data General Corporation, Bradley Real Estate, Inc. and Providence Journal Co. Also, Trustee of Cabot Industrial Trust, Massachusetts General Hospital and Eastern Utilities Associates. The Trustees are also Trustees of the other Putnam funds. Those marked with an asterisk (*) are or may be deemed to be "interested persons" of the fund, Putnam Management or Putnam Mutual Funds.

ABOUT YOUR INVESTMENT

HOW TO BUY SHARES

   ALL ORDERS TO PURCHASE SHARES MUST BE MADE THROUGH YOUR EMPLOYER'S DEFINED CONTRIBUTION PLAN. FOR MORE INFORMATION ABOUT HOW TO PURCHASE SHARES OF THE FUND THROUGH YOUR EMPLOYER'S PLAN OR LIMITATIONS ON THE AMOUNT THAT MAY BE PURCHASED, PLEASE CONSULT YOUR EMPLOYER.Shares are sold to eligible defined contribution plans at the net asset value per share next determined after receipt of an order by Putnam Mutual Funds. Orders must be received by Putnam Mutual Funds before the close of regular trading on the New York Stock Exchange in order to receive that day's net asset value. Class Y shares are available to defined contribution plans (including corporate IRAs) whose investment in Putnam funds and other assets managed by Putnam Management or its affiliates, combined with such investments by the plan's sponsor and the sponsor's other employee benefit plans, equals at least $150 million. Defined contribution plans that elect to buy class Y shares after attaining eligibility will receive class Y shares in place of any class A shares owned at the time of their first purchase of class Y shares. Class Y shares are also available to defined contribution plans whose sponsor confirms a good faith expectation that investments in Putnam-managed assets by the sponsor and its employee benefit plans will attain $150 million (using the higher of purchase price or current market value) within one year of the initial purchase of class Y shares, and agrees that class Y shares may be redeemed and
class A shares purchased if that level is not attained.      To
eliminate the need for safekeeping,    the fund     will not
   issue certificates     for your shares        .
Putnam Mutual Funds will from time to time, at its expense,
provide         promotional incentives or payments to dealers
that sell shares of the Putnam funds. These incentives or payments may include payments for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and their guests to locations within and outside the United States for meetings or seminars of a business nature. In some instances, these incentives or payments may be offered only to certain dealers who have sold or may sell significant amounts of shares. Certain dealers may not sell all classes of shares.

HOW TO SELL SHARES

   SUBJECT TO ANY RESTRICTIONS IMPOSED BY YOUR EMPLOYER'S PLAN,
YOU     CAN SELL YOUR SHARES    THROUGH THE PLAN     TO THE
FUND ANY DAY THE NEW YORK STOCK EXCHANGE IS OPEN   .For more
information about how to sell shares of     the fund
through your    employer's plan, including any charges that may
be imposed by the plan, please consult with your employer.

Your plan administrator must send     a signed letter of
instruction         to Putnam Investor Services       .  The
price you will receive is the next net asset value calculated
after the fund receives    the     request in proper form    .
All requests must be received by the fund prior to the close of
regular trading on the New York Stock Exchange in     order to
receive that day's net asset value       .          If you sell
shares having a net asset value of $100,000 or more, the signatures of registered owners or their legal representatives must be guaranteed by a bank, broker-dealer or certain other financial institutions. See the SAI for more information about where to obtain a signature guarantee.

   THE FUND GENERALLY PROVIDES PAYMENT FOR REDEEMED     SHARES
THE BUSINESS DAY AFTER    THE     REQUEST IS RECEIVED.  Under
unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by
federal securities law.     The fund will only redeem shares
for which it has received payment.

HOW TO EXCHANGE SHARES

   Subject to any restrictions contained in your employer's
plan, you     can exchange your shares for shares of
other Putnam funds    available through your employer's
plan     at net asset value.     Contact your plan
administrator     or Putnam Investor Services for    more
information on how to exchange your shares or how to obtain
prospectuses of other Putnam funds   in which you may
invest    .

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Putnam Management or the Trustees believe doing so would be in the best interests of your fund, the fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. Consult Putnam Investor Services before requesting an exchange. See the SAI to find out more about the exchange privilege.

HOW THE FUND VALUES ITS SHARES

THE FUND CALCULATES THE NET ASSET VALUE OF A SHARE OF EACH CLASS BY DIVIDING THE TOTAL VALUE OF ITS ASSETS, LESS LIABILITIES, BY THE NUMBER OF ITS SHARES OUTSTANDING. SHARES ARE VALUED AS OF THE CLOSE OF REGULAR TRADING ON THE NEW YORK STOCK EXCHANGE EACH DAY THE EXCHANGE IS OPEN.

Portfolio securities for which market quotations are readily available are valued at market value. Short-term investments that will mature in 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets are valued at their fair value following procedures approved by the Trustees.

HOW THE FUND MAKES DISTRIBUTIONS TO SHAREHOLDERS; TAX
INFORMATION

The fund distributes any net investment income and any net
realized capital gains at least annually.  Distributions from net investment income, if any, are expected to be small.
Distributions from net capital gains are made after applying any
available         capital loss carryovers.

The terms of your employer's plan will govern how your employer's plan may receive distributions from the fund. Generally, periodic distributions from the fund to your
employer's plan are reinvested     in additional    fund
shares, although your employer's plan may permit you to receive
fund     distributions from net investment income in cash while
reinvesting         capital gains distributions in additional
shares    or to receive all fund     distributions in cash.
   If another option is not selected    , all distributions
will be reinvested        in additional fund shares       .

The fund intends to qualify as a "regulated investment company" for federal income tax purposes and to meet all other requirements necessary for it to be relieved of federal
   income     taxes on income and gains it distributes        .
The fund will distribute substantially all of its ordinary income and capital gain net income on a current basis.
   Generally, fund     distributions    are     taxable
as ordinary income,    except that any distributions
designated by the fund as deriving from net gains on securities
held for more than one year will be    taxed     as such
regardless of how long you have held    your     shares.
   However, distributions     by the fund    to employer-
sponsored defined contribution plans that qualify for tax-
exempt treatment under federal income tax laws     will not be
   taxable. Special tax rules apply to investments through such plans. You should consult your tax adviser to determine the suitability of the fund as an investment through such a
plan and the tax treatment of     distributions    (including
distributions of amounts attributable to an investment in the fund) from such a plan.

The foregoing is a summary of certain federal income tax consequences of investing in the fund. You should consult your tax adviser to determine the precise effect of an investment in the fund on your particular tax situation (including possible liability for foreign, state and local taxes).

   ABOUT PUTNAM INVESTMENTS, INC    .

PUTNAM MANAGEMENT HAS BEEN MANAGING MUTUAL FUNDS SINCE 1937. Putnam Mutual Funds is the principal underwriter of the fund
and of other Putnam funds.     Putnam Defined Contribution
Plans is a division of Putnam Mutual Funds.      Putnam
Fiduciary Trust Company is the custodian of the fund. Putnam Investor Services, a division of Putnam Fiduciary Trust Company, is the investor servicing and transfer agent for the fund.

Putnam Management, Putnam Mutual Funds        and Putnam
Fiduciary Trust Company are subsidiaries of Putnam Investments, Inc., which is located at One Post Office Square, Boston, Massachusetts 02109 and, except for a minority stake owned by employees, are owned by Marsh & McLennan Companies, Inc., a publicly-owned holding company whose principal businesses are international insurance and reinsurance brokerage, employee benefit consulting and investment management.